UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): August 1, 2013

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 1, 2013, we released our earnings for the three and six months ended June 30, 2013. We plan to host an earnings conference call that same day at 4:30 p.m. Eastern time during which our chief executive officer and chief financial officer will discuss the results.

Date: Thursday, August 1, 2013

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Listen-Only Number: 877-407-9210

International: 201-689-8049

Investors or analysts that wish to participate in the call should contact Les Holland at lholland@hcigroup.com or (813) 405-3281.

The conference call will be broadcast simultaneously and available for replay via the Investor Information section of the company’s website at www.hcigroup.com.

Please call the conference telephone number 5 to 10 minutes before the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at (949) 574-3860.

A replay of the call will be available after 8:00 p.m. Eastern time on the same day through August 9, 2013.

Toll-Free Replay Number: 877-660-6853

International Replay Number: 201-612-7415

Conference ID#: 418494

Our earnings release appears as Exhibit 99.1 to this form 8-K

Item 8.01	Other Events

Board Leadership

Our non-management/independent directors hold regularly scheduled executive sessions without management present. We have a procedure by which a director is chosen to preside at such sessions. That procedure is that at each executive session a presiding director is elected by majority vote of the directors present.

Communications with Board Members

We have established procedures by which interested parties (not just shareholders) may communicate with members of our Board of Directors. Any interested party wishing to communicate with the Board of Directors or a specified member of the Board may send written communications addressed to: Board of Directors, HCI Group, Inc., c/o Andrew L. Graham, Secretary of the Corporation, 5300 West Cypress Street, Suite 100, Tampa, Florida 33607. The

communication should include your name and your interest in HCI Group, Inc., including the class and number of shares you own (if any). Communications that are not commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false, frivolous or racially, ethically or religiously offensive will be promptly forwarded to the Board of Directors or the specified member of the Board to whom the communication is addressed

Corporate Governance Guidelines

Our Board of Directors has adopted written corporate governance guidelines. A current copy of the guidelines is available on our website www.hcigroup.com. Click “Investors” and then “Corporate Governance.”

Item 9.01	Exhibits.

Exhibit 99.1 Earnings Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 1, 2013.

HCI GROUP, INC.

BY:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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